SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

SILVER FALCON MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53765	26-1266967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

7322 Manatee Avenue West, #299

Bradenton, Florida 34209

 (Address of principal executive offices) (Zip Code)

(941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Section 8 - Other Events

Item 8.01 - Other Events

Silver Falcon Mining, Inc. (the "Company") issued a press release, dated April 7, 2011, entitled-"Silver Falcon Mining, Inc. (SFMI) Opens Its In-house Assay Laboratory."

The press release is in its entirety below:

Silver Falcon Mining, Inc. (SFMI) Opens Its In-house Assay Laboratory

Murphy, Idaho- April 7, 2011-Silver falcon Mining, Inc. (SFMI.OTCBB) announces that it opens its metallurgical assay laboratory.  With its highly sophisticated scientific equipment, SFMI’s lab can process metallurgical results on a daily basis.  The speed of in-house assay results can help management make necessary decisions on milling operations and projected revenue expectations.

Management decided to build and equip its own assay lab facility after realizing that 3rd party labs are backlogged and the timeliness of necessary results was being foregone.  Since this in-house lab equipment mirrors that of outsource labs, management expects very limited deviation in results comparable to those of the 3rd party.  The Company will still use 3rd party outsource labs to verify key assays necessary to validate results for revenue expectations.

This metallurgical lab will be run by a certified trained technician who has many years of experiences in the metallurgical laboratory industry. This individual begins Monday, April 11, 2011, under the title “Senior Laboratory Technician.”

Pierre Quilliam, CEO, Silver Falcon Mining, Inc., states, “I’m excited that SFMI now has an in-house assaying expertise with personnel and sophisticated scientific equipment.  This going forward provides timely, consistent information regarding the functionality of the Diamond Creek Mill.  The lab can better determine mineral input/output conditions more rapidly, instead of weeks of waiting from outside sources.  Under the directive of our newly hired ‘Senior Laboratory Technician, ’ SFMI, with timely assays, can ensure better cost management at the mill which will improve bottom-line revenues. Now, the Company can better manage its ore bearing concentrates and be able to report more frequently about assay results to our shareholders.”

The Company will now be able to provide frequent assay reports to its shareholders on in-house results going forward, with a reminder that such results are in-house, pending 3rd party validations when necessary.  Silver Falcon Mining, Inc. should be able to publish assay reports in the ensuing days ahead.

Silver Falcon Mining, Inc. cautions that the statements made in this press release constitute forward looking statements, and not guarantees of future performance and actual results or developments may differ materially from projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER FALCON MINING, INC.
Date: April 7, 2011	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer

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